UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 1, 2008 (September 30, 2008)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

451 Florida Street, Baton Rouge, Louisiana	70801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code

(225) 388-7400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of Severance Compensation Agreements

On September 30, 2008, the Executive Compensation Committee (the “Compensation Committee”) of the Board of Directors of Albemarle Corporation (the “Company”) approved and adopted revisions to the severance compensation program adopted by the Company in December 2006. The revisions are reflected in the severance compensation agreements (the “Severance Compensation Agreements”) with respect to certain senior executive officers, which include our named executive officers, Mark C. Rohr, John M. Steitz, Richard J. Diemer, Jr. and Luther C. Kissam (the “Named Executives”).

The revisions to the Severance Compensation Agreements primarily involved the following changes: (i) modified the definition of “Change in Control” to remove references to Floyd D. Gottwald, Jr., in conformance with the Albemarle Corporation 2008 Incentive Plan (the “Incentive Plan”) that was approved by shareholders at the Company’s 2008 annual shareholders meeting; (ii) added provisions in order to comply with Section 409A of the Internal Revenue Code that, among other things, require a six month delay in certain payments to participants following a termination of employment; (iii) added provisions to reflect changes in non-qualified pension plan participation for covered executives hired after 2004; and (iv) expanded from four to ten executives who will have Severance Compensation Agreements.

The preceding discussion is qualified in its entirety by reference to the terms of the Severance Compensation Agreements, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Adoption of Severance Pay Plan

On September 30, 2008, the Executive Compensation Committee also approved and adopted revisions to the Albemarle Corporation Severance Pay Plan (the “Severance Pay Plan”) that was adopted by the Company in December 2006.

The revisions to the Severance Pay Plan primarily involved the following changes: (i) expands participation to include all United States-based Annual Incentive Plan participants, including those on international expatriate assignments; (ii) requires all covered participants in both the Severance Pay Plan and those who have Severance Compensation Agreements to sign non-competition agreements with the Company; (iii) provides for severance pay to each Named Executive upon termination by the Company other than for cause (which may include a Named Executive’s “Resignation for Good Reason” (as that term is defined in the Severance Pay Plan)), prior to a Change in Control; and (iv) increases the severance pay level for each Named Executive to 1.5 times the amount of the Named Executive’s annual base salary in effect prior to the termination of employment plus target cash bonus for the year.

The preceding discussion is qualified in its entirety by reference to the terms of the Severance Pay Plan, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

10.1	Form of Severance Compensation Agreement, as revised

10.2	Albemarle Corporation Severance Pay Plan, as revised

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2008

ALBEMARLE CORPORATION

By:	/s/ Nicole C. Daniel
Nicole C. Daniel
Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Form of Severance Compensation Agreement, as revised

10.2	Albemarle Corporation Severance Pay Plan, as revised